                                  EXHIBIT INDEX

Exhibit     Description of Document
Number

EX-99.a1    Articles of Incorporation of TCI Portfolios, Inc., dated June 3,
            1987 filed as Exhibit 1.1 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of TCI Portfolios, Inc., dated July 22, 1988
            (filed as Exhibit 1.2 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Amendment of TCI Portfolios, Inc., dated August 11, 1993
            (filed as Exhibit 1.3 to Post-Effective Amendment No. 17 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.a4    Articles Supplementary of TCI Portfolios, Inc., dated November 30,
            1992 (filed as Exhibit 1.4 to Post-Effective Amendment No. 18 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a5    Articles Supplementary of TCI Portfolios, Inc.,, dated April 24,
            1995 (filed as Exhibit 1.5 to Post-Effective Amendment No. 18 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on March 20, 1996, and incorporated herein by reference).

EX-99.a6    Articles Supplementary of TCI Portfolios, Inc., dated March 11, 1996
            (filed as Exhibit 1.6 to Post-Effective Amendment No. 19 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on September 27, 1996, and incorporated herein by reference).

EX-99.a7    Articles of Amendment of TCI Portfolios, Inc., dated April 1, 1997
            (filed as Exhibit 1.7 to Post-Effective Amendment No. 20 to the
            Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a8    Articles Supplementary of American Century Variable Portfolios,
            Inc., dated May 1, 1997 (filed as Exhibit 1.8 to Post-Effective
            Amendment No. 20 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 28, 1997, and incorporated herein by reference).

EX-99.a9    Articles Supplementary of American Century Variable Portfolios,
            Inc., dated July 28, 1997 (filed as Exhibit 1.9 to Post-Effective
            Amendment No. 23 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 27, 1998, and incorporated herein by reference).

EX-99.a10   Articles Supplementary of American Century Variable Portfolios,
            Inc., dated February 16, 1999 (filed as Exhibit a10 to
            Post-Effective Amendment No. 25 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on March 17,
            1999, and incorporated herein by reference).

EX-99.a11   Articles Supplementary of American Century Variable Portfolios,
            Inc., dated October 12, 2000 (filed as Exhibit a11 to Post-Effective
            Amendment No. 29 to the Registration Statement on December 1, 2000,
            File No. 33-14567 and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Variable Portfolios,
            Inc., dated May 21, 2001 (filed as Exhibit a12 to Post-Effective
            Amendment No. 31 to the Registration Statement of the Registrant
            filed on June 1, 2001, File No. 33-14567 and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Variable Portfolios,
            Inc., dated March 6, 2002 (filed as Exhibit a13 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 12, 2002, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Variable Portfolios,
            Inc., dated December 17, 2002.

EX-99.b1    Amended and Restated By-Laws of TCI Portfolios, Inc., dated November
            23, 1991 (filed as Exhibit 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant, File No.
            33-14567, filed on January 16, 1996, and incorporated herein by reference).

EX-99.b2    Amendment to Amended and Restated By-Laws of American Century
            Variable Portfolios, Inc., dated November 22, 1997 (filed as Exhibit
            b2 to Post-Effective Amendment No. 24 to the Registration Statement
            on Form N-1A of the Registrant, File No. 33-14567, filed on January
            15, 1999, and incorporated herein by reference).

EX-99.d1    Management Agreement between American Century Variable Portfolios,
            Inc., and American Century Investment Management, Inc., dated
            November 16, 1998 (filed as Exhibit d to Post-Effective Amendment
            No. 24 to the Registration Statement on Form N-1A of the Registrant,
            File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.d2    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc., and American Century Investment
            Management, Inc., dated December 1, 2000 (filed as Exhibit d2 to
            Post-Effective Amendment No. 30 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on April 12,
            2001, and incorporated herein by reference).

EX-99.d3    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc., and American Century Investment
            Management, Inc., dated June 18, 2001 (filed as Exhibit d3 to
            Post-Effective Amendment No. 32 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on July 16,
            2001, and incorporated herein by reference).

EX-99.d4    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc., and American Century Investment
            Management, Inc., dated March 6, 2002 (filed as Exhibit d4 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on April 12,
            2002, and incorporated herein by reference).

EX-99.d5    Addendum to the Management Agreement between American Century
            Variable Portfolios, Inc., and American Century Investment
            Management, Inc.,, dated December 31, 2002.

EX-99.e1    Amended and Restated Distribution Agreement between American Century
            California Tax-Free and Municipal Funds, American Century Capital
            Portfolios, Inc., American Century Government Income Trust, American
            Century International Bond Funds, American Century Investment Trust,
            American Century Municipal Trust, American Century Mutual Funds,
            Inc., American Century Quantitative Equity Funds, American Century
            Strategic Asset Allocations, Inc., American Century Target
            Maturities Trust, American Century Variable Portfolios, Inc.,
            American Century Variable Portfolios II, Inc., American Century
            World Mutual Funds, Inc., and American Century Investment Services,
            Inc., dated September 3, 2002 (filed as Exhibit e1 to Post-Effective
            Amendment No. 35 to the Registration Statement on Form N-1A of
            American Century Municipal Trust, File No. 2-91229, filed on
            September 30, 2002, and incorporated herein by reference).

EX-99.e2    Amendment No. 1 to the Amended and Restated Distribution Agreement
            between American Century California Tax-Free and Municipal Funds,
            American Century Capital Portfolios, Inc., American Century
            Government Income Trust, American Century International Bond Funds,
            American Century Investment Trust, American Century Municipal Trust,
            American Century Mutual Funds, Inc., American Century Quantitative
            Equity Funds, American Century Strategic Asset Allocations, Inc.,
            American Century Target Maturities Trust, American Century Variable
            Portfolios, Inc., American Century Variable Portfolios II, Inc.,
            American Century World Mutual Funds, Inc., and American Century
            Investment Services, Inc., dated December 31, 2002 (filed as Exhibit
            e2 to Post-Effective Amendment No. 4 to the Registration Statement
            on Form N-1A of American Century Variable Portfolios II, Inc., File
            No. 333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.g1    Global Custody Agreement between The Chase Manhattan Bank and the
            Twentieth Century and Benham Funds, dated August 9, 1996 (filed as
            Exhibit 8 to Post-Effective Amendment No. 31 to the Registration
            Statement on Form N-1A of American Century Government Income Trust,
            File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2    Amendment to Global Custody Agreement between The Chase Manhattan
            Bank and the Twentieth Century and Benham Funds, dated December 9,
            2000, filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
            Registration Statement of American Century Variable Portfolios II,
            Inc., File No. 333-46922, filed on January 9, 2001 and incorporated herein by reference).

EX-99.g3    Master Agreement by and between Twentieth Century Services, Inc., and Commerce Bank, N.A, dated January 22, 1997 (filed as Exhibit 8e to Post-Effective Amendment No. 76 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on February 28, 1997, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with between TCI Portfolios, Inc and
            Twentieth Century Services, Inc., (formerly J. E. Stowers &
            Company), dated October 15, 1987 (filed as Exhibit 9 to
            Post-Effective Amendment No. 19 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on September
            27, 1996, and incorporated herein by reference).

EX-99.h2    Credit Agreement between American Century Funds and JP Morgan Bank, as Administrative Agent, dated as of December 17, 2002 (filed as
            Exhibit h9 to Post-Effective Amendment No. 4 to the Registration
            Statement on Form N-1A of American Century Variable Portfolios II,
            Inc., File No. 333-46922, filed on December 20, 2002, and
            incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel (filed as Exhibit i to Post-Effective
            Amendment No. 28 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on September 18, 2000, and incorporated herein by reference).

EX-99.j1    Consent of Deloitte & Touche LLP (to be filed by amendment).

EX-99.j2    Power of Attorney dated November 15, 2002 (filed as Exhibit j2 to
            Post-Effective Amendment No. 99 to the Registration Statement on
            Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
            filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3    Secretary's Certificate, dated November 25, 2002 (filed as Exhibit
            j3 to Post-Effective Amendment No. 99 to the Registration Statement
            on Form N-1A of American Century Mutual Funds, Inc., File No.
            2-14213, filed on December 17, 2002, and incorporated herein by reference).

EX-99.m1    Class II Master Distribution Plan of American Century Variable
            Portfolios, Inc., dated May 18, 2001 (filed as Exhibit m1 to
            Post-Effective Amendment No. 32 to the Registration Statement of the
            Registrant, File No. 33-14567, filed on July 16, 2001, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to Class II Master Distribution Plan of American
            Century Variable Portfolios, Inc., and American Century Variable
            Portfolios II, Inc., dated December 31, 2002 (filed electronically as Exhibit m2 to Post-Effective Amendment No. 4 to the Registration
            Statement of American Century Variable Portfolios II, Inc., on
            December 20, 2002, File No. 333-46922).

EX-99.n1    Multiple Class Plan of American Century Variable Portfolios Inc.,
            dated May 18, 2001 (filed as Exhibit n1 to Post-Effective Amendment
            No. 32 to the Registration Statement of the Registrant, File No.
            33-14567, filed on July 16, 2001, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to Multiple Class Plan of American Century Variable
            Portfolios, Inc., dated March 6, 2002 (filed as Exhibit n2 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of the Registrant, File No. 33-14567, filed on April 12,
            2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to Multiple Class Plan of American Century Variable
            Portfolios, Inc., dated December 31, 2002.

EX-99.p1    American Century Investments Code of Ethics (filed as Exhibit p1 to
            Post-Effective Amendment No. 35 to the Registration Statement on
            Form N-1A of American Century California Tax-Free and Municipal
            Funds, File No. 2-82734, filed on December 17, 2002, and
            incorporated herein by reference).

EX-99.p2    Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
            Amendment No. 30 to the Registration Statement on Form N-1A of the
            Registrant, File No. 33-14567, filed on April 12, 2001, and incorporated herein by reference).